EXHIBIT INDEX

American Century World Mutual Funds, Inc.

Exhibit  Description of Document
Number

EX-99.a1 Articles of Incorporation of Twentieth Century World Investors, Inc. (filed as a part of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed on March 29, 1996 and incorporated herein by reference).

EX-99.a2 Articles of Amendment of Twentieth Century World Investors, Inc. dated August 10, 1993 (filed as a part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed on March 30, 1998 and incorporated herein by reference).

EX-99.a3 Articles Supplementary of Twentieth Century World Investors, Inc., dated November 8, 1993 (filed as a part of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed on March 29, 1996 and incorporated herein by reference).

EX-99.a4 Articles Supplementary of Twentieth Century World Investors, Inc., dated April 24, 1995 (filed as a part of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed on March 29, 1996 and incorporated herein by reference).

EX-99.a5 Articles Supplementary of Twentieth Century World Investors, Inc., dated March 11, 1996 (filed as a part of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed on June 13, 1996 and incorporated herein by reference).

Ex-99.a6 Articles Supplementary of Twentieth Century World Investors, Inc. dated September 9, 1996 (filed as a part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed on March 30, 1998 and incorporated herein by reference).

EX-99.a7 Articles of Amendment of Twentieth Century World Investors, Inc. dated December 2, 1996 (filed as a part of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed on March 31, 1997 and incorporated herein by reference).

EX-99.a8 Articles Supplementary of American Century World Mutual Funds, Inc. dated December 2, 1996 (filed as a part of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed on March 31, 1997 and incorporated herein by reference).

EX-99.a9 Articles Supplementary of American Century World Mutual Funds, Inc. dated November 13, 1998 (filed as a part of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed on November 13, 1998 and incorporated herein by reference).

EX-99.a10 Articles Supplementary of American Century World Mutual Funds, Inc.
          dated February 16, 1999 (filed as a part of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed on March 31, 1999 and incorporated herein by reference).

EX-99.a11 Articles Supplementary of American Century World Mutual Funds, Inc.
          (filed as a part of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed on May 24, 2000 and incorporated herein by reference).

EX-99.a12 Articles Supplementary of American Century World Mutual Funds, Inc.
          (to be filed by amendment).

EX-99.b1 By-Laws of Twentieth Century World Investors, Inc. (filed as a part of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed on March 29, 1996 and incorporated herein by reference).

Ex-99.b2 Amendment to By-Laws of American Century World Mutual Funds, Inc. (filed as a part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on February 17, 1998 and incorporated herein by reference).

EX-99.d1 Management Agreement between American Century World Mutual Funds, Inc. and American Century Investment Management, Inc. dated August 1, 1997 (filed as a part of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed on November 13, 1998 and incorporated herein by reference).

EX-99.d2 Addendum to Management Agreement between American Century World Mutual Funds, Inc. and American Century Investment Management, Inc. dated December 1, 1998 (filed as a part of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed on March 31, 1999 and incorporated herein by reference).

EX-99.d3 Addendum to Management Agreement between American Century World Mutual Funds, Inc. and American Century Investment Management, Inc. (filed as a part of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed on May 24, 2000 and incorporated herein by reference).

EX-99.d4 Addendum to Management Agreement between American Century World Mutual Funds, Inc. and American Century Investment Management, Inc. (to be filed by amendment).

EX-99.e1 Distribution Agreement between American Century World Mutual Funds, Inc. and American Century Investment Services, Inc., dated March 13, 2000, (filed as Exhibit e7 of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed on March 30, 2000, and incorporated herein by reference).

EX-99.e2 Amendment No. 1 to Distribution Agreement between American Century World Mutual Funds, Inc. and American Century Investment Services, Inc., dated June 1, 2000 (filed as Exhibit e9 of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed on May 24, 2000 and incorporated herein by reference).

EX-99.e3 Amendment No. 2 to the Distribution Agreement between American Century World Mutual Funds, Inc. and American Century Investment Management, Inc., dated November 20, 2000 (filed as Exhibit e10 of Post-Effective Amendment No. 29 to the Registration Statement of American Century Variable Portfolios, Inc. File No. 33-14567, filed on December 1, 2000, and incorporated herein by reference.)

EX-99-e4 Amendment No. 3 to the Distribution Agreement between American Century World Mutual Funds, Inc. and American Century Investment Services, Inc. (to be filed by amendment).

EX-99.g1 Master Agreement by and between Twentieth Century Services, Inc. and Commerce Bank, N. A. dated January 22, 1997 (filed as Exhibit 8e of Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on February 28, 1997 and incorporated herein by reference).

EX-99.g2 Global Custody Agreement between American Century Investments and The Chase Manhattan Bank, dated August 9, 1996 (filed as Exhibit 8 of Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of American Century Government Income Trust, File No. 2-99222, filed on February 7, 1997, and incorporated herein by reference).

EX-99.g3 Amendment to Global Custody Agreement between American Century Investments and The Chase Manhattan Bank dated December 9, 2000 (filed as Exhibit g2 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A of American Century Variable Portfolios II, Inc., File No. 333-46922, filed on January 9, 2001, and incorporated herein by reference).

EX-99.h1 Transfer Agency Agreement dated as of March 1, 1991, by and between Twentieth Century World Investors, Inc. and Twentieth Century Services, Inc. (filed as a part of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed March 29, 1996 and incorporated herein by reference).

EX-99.h2 Supplemental Agreement dated July 30, 1999, by and between American Century International Discovery Fund, American Century Emerging Markets Fund and American Century Global Growth Fund and The Chase Manhattan Bank (filed as a part of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed March 10, 2000 and incorporated herein by reference.)

EX-99.h3 Credit Agreement between American Century Funds and The Chase Manhattan Bank, as Administrative Agent, dated as of December 21, 2000 (filed as Exhibit h5 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A American Century Target Maturities Trust, File No. 2-94608, filed on January 31, 2001, and incorporated herein by reference).

EX-99.i Opinion and Consent of Counsel (filed as Exhibit i to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed on December 1, 2000, and incorporated herein by reference).

EX-99.j1  Consent of Deloitte & Touche LLP (to be filed by amendment).

EX-99.j2 Power of Attorney dated November 18, 2000 (filed as Exhibit j2 to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed on December 1, 2000, and incorporated herein by reference).

EX-99.m1 Master Distribution and Shareholder Services Plan of Twentieth Century Capital Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth Century Strategic Asset Allocations, Inc. and Twentieth Century World Investors, Inc. (Advisor Class) dated September 3, 1996 (filed as Exhibit b15a of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on February 17, 1998 and incorporated herein by reference).

EX-99.m2 Amendment No. 1 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated June 13, 1997 (filed as Exhibit b15d of Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on July 17, 1997 and incorporated herein by reference).

EX-99.m3 Amendment No. 2 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated September 30, 1997 (filed as Exhibit b15c of Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on February 26, 1998 and incorporated herein by reference).

EX-99.m4 Amendment No. 3 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated June 30, 1998 (filed as Exhibit b15e of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on June 26, 1998 and incorporated herein by reference).

EX-99.m5 Amendment No. 4 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated November 13, 1998 (filed as Exhibit b15e of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed on November 13, 1998 and incorporated herein by reference).

EX-99.m6 Amendment No. 5 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated February 16, 1999 (filed as Exhibit m6 of Post-Effective Amendment No. 83 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on February 26, 1999 and incorporated herein by reference).

EX-99.m7 Amendment No. 6 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated July 30, 1999 (filed as Exhibit m7 of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on July 29, 1999 and incorporated herein by reference).

EX-99.m8 Amendment No. 7 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated November 19, 1999 (filed as Exhibit m8 of Post- Effective Amendment No. 87 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on November 29, 1999 and incorporated herein by reference).

EX-99.m9 Amendment No. 8 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) (filed as Exhibit m9 of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of the Registrant, filed on May 24, 2000 File No. 33-39242 and incorporated herein by reference,)

EX-99.m10 Amendment No. 9 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) (to be filed by amendment).

EX-99.m11 Master Distribution and Individual Shareholder Services Plan of
          American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (C class) dated ___________ (to be filed by amendment).

EX-99.m12 Shareholder Services Plan of Twentieth Century Capital Portfolios,
          Inc., Twentieth Century Investors, Inc., Twentieth Century Strategic Asset Allocations, Inc. and Twentieth Century World Investors, Inc. (Service Class) dated September 3, 1996 (filed as a part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed February 17, 1998 and incorporated herein by reference).

EX-99.n1 Multiple Class Plan of Twentieth Century Capital Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth Century Strategic Asset Allocations, Inc. and Twentieth Century World Investors, Inc. dated September 3, 1996 (filed as Exhibit b18b of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on February 17, 1998 and incorporated herein by reference).

EX-99.n2 Amendment No. 1 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated June 13, 1997 (filed as Exhibit b18b of Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on July 17, 1997 and incorporated herein by reference).

EX-99.n3 Amendment No. 2 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated September 30, 1997 (filed as Exhibit b18c of Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on February 26, 1998 and incorporated herein by reference).

EX-99.n4 Amendment No. 3 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated June 30, 1998 (filed as Exhibit b18d of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on June 26, 1998 and incorporated herein by reference).

EX-99.n5 Amendment No. 4 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated November 13, 1998 (filed as Exhibit b18e of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed on November 13, 1998, and incorporated herein by reference).

EX-99.n6 Amendment No. 5 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated January 29, 1999 (filed as Exhibit b18f of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on December 29, 1998, and incorporated herein by reference).

EX-99.n7 Amendment No. 6 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated July 30, 1999 (filed as Exhibit n7 of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on July 29, 1999 and incorporated herein by reference).

EX-99.n8 Amendment No. 7 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (filed as Exhibit n8 of Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on November 29, 1999, and incorporated herein by reference).

EX-99.n9 Amendment No. 8 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (filed as Exhibit n9 of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed on May 24, 2000, and incorporated herein by reference).

EX-99.n10 Amendment No. 9 to Multiple Class Plan of American Century Capital
          Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (to be filed by amendment).

EX-99.p American Century Investments Code of Ethics (filed as Exhibit P to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of American Century California Tax-Free and Municipal Funds, File No. 2-82734, filed on December 29, 2000, and incorporated herein by reference).